Film Costs	12 Months Ended
Mar. 31, 2013
Film Costs
4.	Film costs

Film costs are comprised of the following:

	Yen in millions
	March 31
	2012	2013
Motion picture productions:
Released	98,910	90,716
Completed and not released	10,800	2,420
In production and development	102,295	111,365
Television productions:
Released	44,461	49,651
In production and development	2,853	2,820
Broadcasting rights	27,830	37,189
Less: current portion of broadcasting rights included in inventories	(17,101)	(24,072)

Film costs	270,048	270,089

Sony estimates that approximately 87% of the unamortized costs of released films at March 31, 2013 will be amortized within the next three years. Approximately 67 billion yen of completed film costs are expected to be amortized during the next twelve months. Approximately 104 billion yen of accrued participation liabilities included in accounts payable, other and accrued expenses are expected to be paid during the next twelve months.